                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K



                            CURRENT REPORT PURSUANT
                         TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



         Date of report (Date of earliest event reported) MARCH 2, 1998



                             WHITTAKER CORPORATION
             (Exact Name of Registrant as Specified in Its Charter)



                                    DELAWARE
                 (State or Other Jurisdiction of Incorporation)



         0-20609                              95-4033076
(Commission File Number)        (I.R.S. Employer Identification No.)



                 1955 N. SURVEYOR AVENUE, SIMI VALLEY, CA 93063
                    (Address of Principal Executive Offices)



                                 (805) 526-5700
              (Registrant's Telephone Number, Including Area Code)
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ITEM 5.  OTHER EVENTS

     The Registrant announced its earnings for the first quarter of 1998. A copy of the press release dated March 2, 1998 is attached hereto as Exhibit 99.1.

     The Registrant also restated its Selected Financial Data and Quarterly Financial Data to reflect the effect of Financial Accounting Standards No. 128 "Earnings Per Share." During 1997 the Financial Accounting Standards Board issued Financial Accounting Standards No. 128 "Earnings Per Share" which is effective for the Registrant beginning with the first quarter of fiscal 1998. Statement 128 replaces the previously reported primary and fully diluted earnings per share with basic and diluted earnings per share. Unlike primary earnings per share, basic earnings per share excludes the potential dilutive effect of common stock equivalents such as stock options, warrants and convertible securities. Diluted earnings per share is similar to the Registrant's previously reported primary and fully diluted earnings per share.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(C)  EXHIBITS

     Exhibit No.    Description
     -----------    -----------

     99.1           Press Release, dated March 2, 1998.

     99.2 Selected Financial Data and Quarterly Financial Data (Restated under FAS No. 128)


                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              WHITTAKER CORPORATION



                                By:  /s/ Lynne M. O. Brickner
                                     _______________________________________
                                     Lynne M. O. Brickner
                                     Vice President and General Counsel




Dated:  March 2, 1998

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                                 EXHIBIT INDEX
                                 -------------



Exhibit No.    Description
-----------    -----------

99.1           Press Release, dated March 2, 1998.

99.2 Selected Financial Data and Quarterly Financial Data (Restated under FAS No. 128)

                                       3